Exhibit 99.1

PRESS RELEASE

NII Holdings, Inc.
10700 Parkridge Blvd., Suite 600
Reston, Va. 20191
(703) 390-5100
http://www.nii.com

Contacts:

Investor Relations: Tim Perrott
(703) 390-5113
tim.perrott@nii.com

Media Relations: Claudia E. Restrepo
(786) 251-7020
claudia.restrepo@nii.com

For Immediate Release

NII HOLDINGS ANNOUNCES STRONG PERFORMANCE FOR THE THIRD QUARTER OF 2004

•	Subscriber additions of 118,700, a 102% increase over third quarter 2003 – resulting in quarter end subscribers over 1.78 million

•	Consolidated operating revenues of $316.1 million, a 28% increase over the third quarter of 2003

•	Consolidated operating income before depreciation and amortization (OIBDA) of $82.3 million, a 23% increase over the third quarter of 2003

•	Retired remaining $52.6 million balance of senior secured credit facility

•	Quarter end consolidated cash and short-term investments of $336.5 million

RESTON, Va. – November 4, 2004 – NII Holdings, Inc. [NASDAQ: NIHD] today announced its consolidated financial results for the third quarter of 2004. The Company added about 118,700 net subscribers to its network during the quarter, an increase of 102% over the third quarter of 2003, resulting in approximately 1.78 million subscribers as of September 30, 2004. The

Company reported consolidated operating revenues of $316.1 million, a 28% increase as compared to the third quarter of 2003, and consolidated operating income before depreciation and amortization (OIBDA) of $82.3 million, resulting in a 23% increase in OIBDA over the third quarter of 2003. The Company generated consolidated operating income of $52.4 million during the quarter, resulting in a 19% increase in operating income over the third quarter of 2003. The Company reported consolidated net income of $23.7 million, or $0.34 per basic share. Consolidated capital expenditures, including capitalized interest, were $61.6 million during the third quarter of 2004. The Company ended the third quarter of 2004 with $336.5 million in consolidated cash, cash equivalents and short-term investments.

NII Holdings’ average monthly revenue per subscriber (ARPU) was approximately $54 for the quarter. The Company also announced its eleventh consecutive quarter of churn reduction, reporting average consolidated churn of 1.7% in the quarter, a 70 basis point improvement from the 2.4% churn level reported in the third quarter of 2003.

“NII produced another successful quarter, balancing strong growth with solid operating cash flow generation,” said Steve Shindler, NII Holdings’ Chairman and CEO. “Looking forward to the remainder of the year, I feel confident that we will meet our previously announced 2004 full year guidance, including 400,000 net subscriber additions and $330 million in OIBDA.”

During the third quarter, the Company retired the remaining $52.6 million balance of its senior secured credit facility, further reducing it’s exposure to interest rate and foreign exchange risks. The Company ended the quarter with approximately $591.8 million in long-term debt, which includes $480.0 million in convertible notes and $111.8 million in tower financing obligations. With a combined quarter-end consolidated cash, cash equivalents and short term investments balance of $336.5 million, the Company’s net debt at the end of the quarter was $255.3 million, resulting in a net debt to 2004 OIBDA guidance of about 0.77 times.

As previously announced, the Company completed its review of certain bookkeeping errors identified in two liability accounts at its Mexican subsidiary. These errors, which did not impact the Company’s third quarter 2004 results, resulted in a cumulative understatement of income before taxes of $3.4 million and a cumulative overstatement of operating income of $2.1 million for the periods October 31, 2002 through June 30, 2004. Early this morning our auditors advised us that they have reversed their position on the reversal of the deferred tax asset valuation allowances recorded in the fourth quarter of 2003 and the first quarter of 2004. These non-cash adjustments will reduce our net income for those periods and we will report and disclose any adjustments in our third quarter Form 10-Q filing. The Company will amend its 2003 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the first and second quarters of 2004 to restate its financial statements to correct the errors in the periods in which they originated as soon as practical.

On October 27, 2004, the Company closed on a $250 million, five year syndicated loan facility in Mexico. The facility can be drawn down, under certain conditions, within 180 days from the date of closing. Of the total amount of the facility, $121 million will be denominated in Mexican pesos and the remaining $129 million will be denominated in U.S. dollars. The Company intends to hedge the currency and interest rate risks so that the facility is an effective fixed rate Mexican peso credit facility.

“This credit facility is consistent with our approach to source capital in local markets when its available on attractive terms and conditions and provides the financial flexibility to support our participation in the upcoming Mexican spectrum auctions as well as the related expansion of our network in Mexico,” said Byron Siliezar, NII’s Chief Financial Officer.

The Company is pleased to announce that in October 2004, Nextel Argentina received the National Quality Award, the highest award for quality and excellence in entrepreneurial performance, granted by the Argentine Nation and administered by the National Quality Award Foundation, the prestigious not-for-profit organization that evaluates the merits of the candidates.

“We are very proud to receive this award,” said Jose Felipe, the Company’s President of Mercosur. “Our focus on delivering high-quality products and exceptional customer service has been and will continue to be a key differentiator for our business.”

In addition to the results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release, NII has presented consolidated operating income before depreciation and amortization, ARPU, net debt and cost per gross add (CPGA), which are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial table. To view these and other reconciliations of non-GAAP financial measures that the Company uses and information about how to access the conference call discussing NII’s third quarter results, visit the investor relations link at <http://www.nii.com>.

About NII Holdings, Inc.
 NII Holdings, Inc., a publicly held company based in Reston, Va., is a leading provider of mobile communications for business customers in Latin America. NII Holdings, Inc. has operations in Argentina, Brazil, Mexico and Peru, offering a fully integrated wireless communications tool with digital cellular service, text/numeric paging, wireless Internet access and International Direct ConnectSM, an extension of Direct ConnectSM, a radio feature that allows Nextel subscribers to communicate instantly and across national borders. NII Holdings, Inc. trades on the NASDAQ market under the symbol NIHD. Visit the Company’s website at <http://www.nii.com>.

Nextel, the Nextel logo, Nextel Online, Nextel Business Networks and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this press release that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from NII Holdings’ actual future experience involving any one or more of such matters and subject areas. NII Holdings has attempted to identify, in context, certain of the factors that it currently believes may cause actual future experience and results to differ from NII Holdings’ current expectations regarding the relevant matter or subject area. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, timely development and delivery of new technologies, competitive conditions, market acceptance of our services, access to sufficient capital to meet operating and financing needs and those that are described from time to time in NII Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and other reports filed from time to time with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
(in millions, except per share amounts, and unaudited)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
		Restated		Restated
Operating revenues
Service and other revenues	$853.8	$644.4	$299.0	$235.0
Digital handset and accessory revenues	43.7	31.2	17.1	11.3

	897.5	675.6	316.1	246.3

Operating expenses
Cost of service (exclusive of depreciation included below)	229.4	169.8	83.7	69.5
Cost of digital handset and accessory sales	143.2	91.4	50.7	32.6
Selling, general and administrative	281.9	228.5	99.4	77.3
Depreciation	58.5	32.0	20.1	13.1
Amortization	29.8	28.4	9.9	9.8

	742.8	550.1	263.8	202.3

Operating income	154.7	125.5	52.3	44.0

Other income (expense)
Interest expense	(38.5)	(49.2)	(11.6)	(18.3)
Interest income	9.2	7.1	3.6	1.9
(Loss) gain on early extinguishment of debt, net	(79.3)	22.4	—	22.4
Foreign currency transaction gains (losses), net	0.1	14.2	0.1	(3.3)
Other expense, net	(0.4)	(8.6)	(1.7)	(1.6)

	(108.9)	(14.1)	(9.6)	1.1

Income before income tax provision	45.8	111.4	42.7	45.1
Income tax provision	(38.7)	(18.7)	(19.0)	(5.7)

Net income	$7.1	$92.7	$23.7	$39.4

Net income per common share, basic	$0.10	$1.51	$0.34	$0.63

Net income per common share, diluted	$0.10	$1.43	$0.32	$0.60

Weighted average number of common shares outstanding, basic	69,500	61,449	69,705	62,695

Weighted average number of common shares outstanding, diluted	72,398	64,711	79,196	65,692

CONSOLIDATED BALANCE SHEET DATA
(in millions and unaudited)

	September 30,	December 31,
	2004	2003
		Restated
Cash, cash equivalents and short-term investments	$336.5	$405.4
Accounts receivable, less allowance for doubtful accounts of $8.3 and $9.0	147.1	120.6
Property, plant and equipment, net	467.9	366.8
Intangible assets, net	165.6	192.2
Total assets	1,322.6	1,231.2
Long-term debt, including current portion	593.6	536.8
Total liabilities	981.6	896.2
Stockholders’ equity	341.0	335.1

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
(UNAUDITED)

NII Holdings, Inc.
(subscribers in thousands)

	Three Months Ended
	September 30,
	2004	2003
Total digital subscribers (as of September 30)	1,783.0	1,387.3
Net subscriber additions	118.7	58.8
Churn (%)	1.7%	2.4%
Average monthly revenue per handset/unit in service
(ARPU) (1)	$54	$55
Cost per gross add (CPGA) (1)	$331	$342

Nextel Mexico
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
		Restated		Restated
Operating revenues
Service and other revenues	$534.3	$403.7	$185.1	$147.8
Digital handset and accessory revenues	16.6	13.5	6.6	4.8

	550.9	417.2	191.7	152.6

Operating expenses
Cost of service	97.7	83.1	35.5	36.3
Cost of digital handset and accessory sales	74.8	52.0	26.9	17.8
Selling, general and administrative	150.0	120.1	50.8	42.3
Depreciation and amortization	66.6	51.8	21.7	18.8

	389.1	307.0	134.9	115.2

Operating income	$161.8	$110.2	$56.8	$37.4

Total digital subscribers (as of September 30)			804.5	615.9
Net subscriber additions			51.4	35.2
Churn (%)			1.7%	2.1%
ARPU (1)			$75	$80
CPGA (1)			$472	$456

Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Operating revenues
Service and other revenues	$130.6	$99.0	$46.8	$35.4
Digital handset and accessory revenues	13.5	7.7	5.5	2.5

	144.1	106.7	52.3	37.9

Operating expenses
Cost of service	61.0	39.1	23.1	14.5
Cost of digital handset and accessory sales	36.7	18.9	13.3	8.0
Selling, general and administrative	38.0	37.5	15.7	10.4
Depreciation and amortization	9.7	2.9	3.8	1.5

	145.4	98.4	55.9	34.4

Operating (loss) income	$(1.3)	$8.3	$(3.6)	$3.5

Total digital subscribers (as of September 30)			454.7	371.2
Net subscriber additions			30.6	1.5
Churn (%)			2.1%	3.6%
ARPU (1)			$33	$30
CPGA (1)			$234	$248

Nextel Argentina
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Operating revenues
Service and other revenues	$119.8	$73.3	$43.9	$29.1
Digital handset and accessory revenues	11.8	8.3	4.2	3.4

	131.6	81.6	48.1	32.5

Operating expenses
Cost of service	44.0	22.1	16.4	10.1
Cost of digital handset and accessory sales	21.7	11.4	7.3	4.1
Selling, general and administrative	34.9	25.9	13.3	9.5
Depreciation and amortization	6.4	2.7	2.4	1.4

	107.0	62.1	39.4	25.1

Operating income	$24.6	$19.5	$8.7	$7.4

Total digital subscribers (as of September 30)			349.1	256.8
Net subscriber additions			26.6	18.8
Churn (%)			1.1%	1.1%
ARPU (1)			$39	$37
CPGA (1)			$170	$144

Nextel Peru
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Operating revenues
Service and other revenues	$68.4	$67.6	$23.0	$22.4
Digital handset and accessory revenues	1.8	1.7	0.7	0.5

	70.2	69.3	23.7	22.9

Operating expenses
Cost of service	25.8	24.9	8.3	8.3
Cost of digital handset and accessory sales	10.0	8.4	3.2	2.5
Selling, general and administrative	21.2	19.5	7.3	6.1
Depreciation and amortization	5.2	2.9	1.9	1.0

	62.2	55.7	20.7	17.9

Operating income	$8.0	$13.6	$3.0	$5.0

Total digital subscribers (as of September 30)			174.7	143.4
Net subscriber additions			10.1	3.3
Churn (%)			1.9%	2.4%
ARPU (1)			$43	$50
CPGA (1)			$249	$318

(1)	For information regarding ARPU and CPGA, see “Non-GAAP Reconciliations for the Nine and Three Months Ended September 30, 2004 and 2003” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
(UNAUDITED)

Operating Income Before Depreciation and Amortization

Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated OIBDA is not a measurement under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that consolidated OIBDA provides useful information to investors because it is an indicator of operating performance, especially in a capital intensive industry such as ours, since it excludes items that are not directly attributable to ongoing business operations. Our consolidated OIBDA calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the wireless telecommunications industry. Consolidated OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Three Months Ended
	September 30,
	2004	2003
Consolidated operating income	$52.3	$44.0
Consolidated depreciation	20.1	13.1
Consolidated amortization	9.9	9.8

Consolidated operating income before depreciation and amortization	$82.3	$66.9

NII Holdings, Inc.

Guidance
Estimate
For the Year Ended
December 31,
2004
Consolidated operating income	$207.0
Consolidated depreciation	83.0
Consolidated amortization	40.0

Consolidated operating income before depreciation and amortization	$330.0

Average Monthly Revenue Per Handset/Unit in Service (ARPU)

Average monthly revenue per handset/unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of handsets in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, service and repair, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):

NII Holdings, Inc.

	Three Months Ended
	September 30,
	2004	2003
Consolidated service and other revenues	$299.0	$235.0
Less: consolidated analog revenues	(2.2)	(1.9)
Less: consolidated other revenues	(24.3)	(12.6)

Total consolidated subscriber revenues	$272.5	$220.5

ARPU calculated with subscriber revenues	$54	$55

ARPU calculated with service and other revenues	$59	$59

Nextel Mexico

	Three Months Ended
	September 30,
	2004	2003
Consolidated service and other revenues	$185.1	$147.8
Less: consolidated analog revenues	(1.3)	(0.8)
Less: consolidated other revenues	(13.7)	(7.2)

Total consolidated subscriber revenues	$170.1	$139.8

ARPU calculated with subscriber revenues	$75	$80

ARPU calculated with service and other revenues	$81	$84

Nextel Brazil

	Three Months Ended
	September 30,
	2004	2003
Consolidated service and other revenues	$46.8	$35.4
Less: consolidated analog revenues	(0.6)	(0.6)
Less: consolidated other revenues	(3.8)	(1.7)

Total consolidated subscriber revenues	$42.4	$33.1

ARPU calculated with subscriber revenues	$33	$30

ARPU calculated with service and other revenues	$36	$32

Nextel Argentina

	Three Months Ended
	September 30,
	2004	2003
Consolidated service and other revenues	$43.9	$29.1
Less: consolidated other revenues	(5.3)	(2.6)

Total consolidated subscriber revenues	$38.6	$26.5

ARPU calculated with subscriber revenues	$39	$37

ARPU calculated with service and other revenues	$45	$40

Nextel Peru

	Three Months Ended
	September 30,
	2004	2003
Consolidated service and other revenues	$23.0	$22.4
Less: analog revenues	(0.1)	(0.1)
Less: consolidated other revenues	(1.5)	(1.3)

Total consolidated subscriber revenues	$21.4	$21.0

ARPU calculated with subscriber revenues	$43	$50

ARPU calculated with service and other revenues	$46	$53

Cost per Gross Add (CPGA)

Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):

NII Holdings, Inc.

	Three Months Ended
	September 30,
	2004	2003
Consolidated digital handset and accessory revenues	$17.1	$11.3
Less: consolidated cost of handset and accessory sales	50.7	32.6

Consolidated handset subsidy costs	33.6	21.3
Consolidated selling and marketing	40.0	32.8

Costs per statement of operations	73.6	54.1
Less: consolidated costs unrelated to initial customer acquisition	(8.5)	(4.2)

Customer acquisition costs	$65.1	$49.9

Cost per Gross Add	$331	$342

Nextel Mexico

	Three Months Ended
	September 30,
	2004	2003
Digital handset and accessory revenues	$6.6	$4.8
Less: cost of handset and accessory sales	26.9	17.8

Handset subsidy costs	20.3	13.0
Selling and marketing	25.1	20.2

Costs per statement of operations	45.4	33.2
Less: costs unrelated to initial customer acquisition	(5.4)	(2.2)

Customer acquisition costs	$40.0	$31.0

Cost per Gross Add	$472	$456

Nextel Brazil

	Three Months Ended
	September 30,
	2004	2003
Digital handset and accessory revenues	$5.5	$2.5
Less: cost of handset and accessory sales	13.3	8.0

Handset subsidy costs	7.8	5.5
Selling and marketing	7.1	6.0

Costs per statement of operations	14.9	11.5
Less: costs unrelated to initial customer acquisition	(1.8)	(1.8)

Customer acquisition costs	$13.1	$9.7

Cost per Gross Add	$234	$248

Nextel Argentina

	Three Months Ended
	September 30,
	2004	2003
Digital handset and accessory revenues	$4.2	$3.4
Less: cost of handset and accessory sales	7.3	4.1

Handset subsidy costs	3.1	0.7
Selling and marketing	3.9	3.0

Costs per statement of operations	7.0	3.7
Less: costs unrelated to initial customer acquisition	(0.7)	—

Customer acquisition costs	$6.3	$3.7

Cost per Gross Add	$170	$144

Nextel Peru

	Three Months Ended
	September 30,
	2004	2003
Digital handset and accessory revenues	$0.7	$0.5
Less: cost of handset and accessory sales	3.2	2.5

Handset subsidy costs	2.5	2.0
Selling and marketing	2.8	2.4

Costs per statement of operations	5.3	4.4
Less: costs unrelated to initial customer acquisition	(0.5)	(0.1)

Customer acquisition costs	$4.8	$4.3

Cost per Gross Add	$249	$318

Net Debt

Net debt represents total long-term debt less cash, cash equivalents and short-term investments. Net debt to consolidated operating income before depreciation and amortization represents net debt divided by consolidated operating income before depreciation and amortization. Net debt is not a measurement under accounting principles generally accepted in the United States, may not be similar to net debt measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our balance sheets. We believe that net debt and net debt to consolidated operating income before depreciation and amortization provide useful information concerning our liquidity and leverage. Net debt as of September 30, 2004 can be calculated as follows (in millions):

Total long-term debt	$591.8
Less: cash, cash equivalents and short-term investments	336.5

Net debt	$255.3

Net debt to consolidated OIBDA guidance and net debt to consolidated operating income guidance for the year ended December 31, 2004 are as follows:

Net debt to consolidated operating income before depreciation and amortization guidance	0.77

Net debt to consolidated operating income guidance	1.23